UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2023

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-06089	44-0607856
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a)The 2023 annual meeting of shareholders (the “Annual Meeting”) of H&R Block, Inc. (the “Company”) was held on November 3, 2023.

(b)The final voting results of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are set forth below.

1)Each of the following nominees for director was elected to serve until the next annual meeting of shareholders or until a respective successor is elected and qualified:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sean H. Cohan	116,967,425	836,260	210,803	11,359,449
Robert A. Gerard	115,245,133	2,563,691	205,664	11,359,449
Anuradha (Anu) Gupta	116,434,768	1,298,355	281,365	11,359,449
Richard A. Johnson	117,209,596	599,938	204,954	11,359,449
Jeffrey J. Jones II	117,357,819	455,516	201,153	11,359,449
Mia F. Mends	116,618,518	1,136,690	259,280	11,359,449
Yolande G. Piazza	117,157,876	662,184	194,428	11,359,449
Victoria J. Reich	115,531,554	2,290,114	192,820	11,359,449
Matthew E. Winter	117,179,425	629,657	205,406	11,359,449

2)     The proposal for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,414,454	688,324	271,159	—

3)     The advisory proposal on the Company’s named executive officer compensation was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,563,894	1,730,638	719,956	11,359,449

4)     In the advisory proposal on the frequency of holding future advisory votes on the Company’s named executive officer compensation, the shareholders recommended annual frequency as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
115,854,750	148,858	1,768,367	242,513	11,359,449

Based on the voting results set forth above, the Board of Directors (the “Board”) has determined that future advisory votes by the Company’s shareholders on the Company’s named executive officer compensation will be conducted on an annual basis, until the next required non-binding advisory vote on this matter, which will be no later than the Company’s annual meeting of shareholders in 2029, or until the Board elects to implement a different frequency for such vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	November 3, 2023	By:	/s/ Katharine M. Haynes
Katharine M. Haynes
Vice President and Corporate Secretary